Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Goldman Sachs Lending Partners LLC

200 West Street

New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Goldman Sachs Lending Partners LLC (the “Company”) and Goldman Sachs & Co. LLC (“Goldman” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar assets in conjunction with the proposed offering of Solar Loan Backed Notes, Series 2020-3.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 23, 2020, representatives of Goldman, on behalf of the Company, provided us with a computer-generated listing (the “Solar Asset Listing”) containing 11,473 solar assets. At the Company’s instruction, we randomly selected 200 solar assets from the Solar Asset Listing (the “Initial Selected Assets”).

Further, on October 1, 2020, representatives of Goldman, on behalf of the Company, provided us with a computer-generated solar asset data file and related record layout containing data, as represented to us by the Company, as of the close of business September 28, 2020, with respect to 11,860 solar assets, including 196 of the 200 Initial Selected Assets (the “Statistical Data File”). At your instruction, we randomly selected four additional solar assets from the Statistical Data File that were not an Initial Selected Asset (the “Subsequent Sample Assets”).

The remaining 196 Initial Selected Assets and the Subsequent Sample Assets are collectively and hereinafter referred to as the “Sample Assets.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the solar asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics

1.         Contract ID (for informational purposes only)

2.         State of contract

3.         City

4.         Zip code

5.         Payment frequency

6.         Rate

7.         Original term (months) (origination)

8.         Original loan amount

9.         Monthly payment

10.       First payment due date

11.       Last payment due date

12.       Issuer originated asset (Y/N)

13.       Re-amortized monthly payment

14.       Target balance date

15.       System Size (kW)

16.       Contracted generation guaranteed (%)

17.       ACH Payment (Y/N)

18.       In-service date (PTO Date)

19.       FICO score

20.       Installer name

21.       Solar panel manufacturer

22.       Inverter manufacturer

23.       Battery manufacturer

24.       Purchased /portfolio asset (Y/N)

25.       Current loan balance

26.       Remaining term of contract (months)

27.       Number of days past due

28.       UCC filing status

29.       ITC amount

30.       # of months since PTO

31.       Remaining term to target balance date (months)

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 9. through 14. to the corresponding information set forth on or derived from the “Welcome Letter.”

We compared Characteristics 15. and 16. to the corresponding information set forth on or derived from the “Purchase Agreement.”

We compared Characteristics 17. through 28. to the corresponding information set forth on or derived from electronic data files from the Company’s loan systems, delivered by Goldman, on behalf of the Company, as of September 28, 2020 (collectively, the “System File”).

With respect to our comparison of Characteristic 29., we recomputed the ITC amount by multiplying the original loan amount by (i) 30.0%, for the Sample Assets with a “Docs Sent Date” (as set forth on a query provided by Goldman, on behalf of the Company, from the Company’s origination system (the “Docs Sent Date Query”)) of October 31, 2019 or earlier or (ii) 26.0%, for Sample Assets with a “Docs Sent Date” (as set forth on the Docs Sent Date Query) of November 1, 2019 or later. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 30., we recomputed the # of months since PTO as the number of months between (i) the in-service date (PTO Date) (as set forth on the System File) and (ii) September 28, 2020. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 31., we recomputed the remaining term to target balance date (months) as the number of months between (i) the target balance date (as set forth on the Welcome Letter) and (ii) September 28, 2020. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	With respect to our comparison of Characteristic 15., differences of 0.01 or less are deemed to be “in agreement.” Further, for the Sample Assets indicated in Appendix A, we observed a difference with respect to the system size set forth on the Statistical Data File when compared to the system size set forth on the Purchase Agreement. For these Sample Assets, we were instructed to perform an additional procedure and compare the system size set forth on the Statistical Data File to the system size set forth on screen shots from the Company’s underwriting system (the “Underwriting System Screen Shots”).

The solar asset documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar assets underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 19, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 19, 2020.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 15. for the following Sample Assets:

2001020883
2011023420

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 19, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Eighteen differences in contracted generation guaranteed.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 19, 2020.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Purchase Agreement

1	2002022081	Contracted generation guaranteed	90%	85%
1	2002023791	Contracted generation guaranteed	90%	85%
1	2003026637	Contracted generation guaranteed	90%	85%
1	2004022664	Contracted generation guaranteed	90%	85%
1	2005023925	Contracted generation guaranteed	90%	85%
1	2006020666	Contracted generation guaranteed	90%	85%
1	2006022472	Contracted generation guaranteed	90%	85%
1	2006023329	Contracted generation guaranteed	90%	85%
1	2009024656	Contracted generation guaranteed	90%	85%
1	2009025238	Contracted generation guaranteed	90%	85%
1	2010017778	Contracted generation guaranteed	90%	85%
1	2012023473	Contracted generation guaranteed	90%	85%
1	2012026120	Contracted generation guaranteed	90%	85%
1	2012029850	Contracted generation guaranteed	90%	85%
1	2014023981	Contracted generation guaranteed	90%	85%
1	2014026546	Contracted generation guaranteed	90%	85%
1	2014028338	Contracted generation guaranteed	90%	85%
1	2016023269	Contracted generation guaranteed	90%	85%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.